FIRST AMENDMENT TO LEASE AGREEMENT


     THIS FIRST AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "First Amendment") is made as of the 3rd day of April 1998, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and RADIANT SYSTEMS, INC. (hereinafter referred to as "Tenant").

                             WITNESSETH:

     WHEREAS, Landlord and Tenant entered into that certain Lease
Agreement dated October 7, 1997 (hereinafter referred to as the "Agreement"), for the lease of land and an office building containing approximately 106,631 rentable square feet (and
102,043 usable square feet) of office and warehouse space in Brookside Office Park, Fulton County, Georgia;

     WHEREAS, subsequent to the execution of the Agreement, the legal description of the Land (as defined in the Agreement) was revised based upon the final survey of the Land; and

     WHEREAS, subsequent to the execution of the Agreement, it was discovered that the incorrect entity was reflected as Landlord's general partner in the signature block.

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

     1. The Agreement is hereby amended to delete the legal description of the Land attached as Exhibit "A" to the Agreement and to substitute in lieu thereof the legal description which is attached hereto as Exhibit "A" and incorporated herein by this reference.

     2.   The Agreement is also amended to reflect that Weeks GP
Holdings, Inc., a Georgia corporation, is Landlord's sole general partner.

     3. Except as expressly modified by this First Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

     4. In the event a provision of this First Amendment conflicts with a provision of the Agreement, the First Amendment shall supersede and control.

     5. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

     6. This First Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

     7. This First Amendment has been executed and shall be construed under the laws of the State of Georgia.

     IN WITNESS WHEREOF, the undersigned have caused this First
Amendment to be executed under seal and delivered as of the day and year first above written.

                                        LANDLORD:

Signed, sealed, and delivered in        WEEKS REALTY, L.P., a Georgia
the presence of:                        limited partnership

/s/ Kelly A. Kinney                     By:  Weeks GP Holdings, Inc.,
Unofficial Witness                           A Georgia corporation,
                                             its sole general partner

 /s/ Karen F. Correnty
Notary Public                          By: /s/ Forrest W. Robinson
                                       Name:
My Commission Expires:                 Title:
March 26, 2000


        [NOTARIAL SEAL]                      [CORPORATE SEAL]




Signatures continued on following page

                                        TENANT:

Signed, sealed, and delivered in        RADIANT SYSTEMS, INC., a
the presence of:                         Georgia corporation

/s/ Renee Jones                          By: /s/ John H. Heyman
Unofficial Witness                       Name:    John Heyman
                                         Title:   CFO

/s/ Ruthann Tino
Notary Public

My Commission Expires: March 24, 1999

        [NOTARIAL SEAL]                      [CORPORATE SEAL]

                              EXHIBIT A
                         (Tract P-1/Radiant)



ALL THAT TRACT OR PARCEL OF LAND lying and being in the City of
Alpharetta, in Land Lot 50 of the 1st District, 1st Section,
Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at the intersection of Land Lots 50, 51, 82 and 83, aforesaid District, Section and County; run thence along the southern boundary of Land Lot 50, South 89(51'49" West a distance of 242.08 feet to a 5/8" rebar set and the TRUE POINT OF BEGINNING; from the True Point of Beginning as thus established and thence continuing along said land lot line the following courses and distances: South 89(51'49" West a distance of 210.00 feet to a 5/8" rebar set; South 89(26'07" West a distance of 45.86 feet to a 1/2" rebar set; South 89(55'39" West a distance of 283.60 feet to a 5/8" rebar set; and South 89(55'39" West a distance of 25.82 feet to a point located in the centerline of a creek (said centerline being the property line); run thence in a generally northwesterly direction along said centerline, and following the meanderings thereof, the following courses and distances: North 41(30'21" East, 4.92 feet to a point; North 14(22'37" East, 13.73 feet to a point; North 31(10'03" West, 13.37 feet to a point; South 72(00'00" West, 16.36 feet to a point; South 74(47'00" West,
16.62 feet to a point; South 64(53'57" West, 28.66 feet to a point; South 89(56'29" West, 14.51 feet to a point; North 02(26'55" West, 11.54 feet to a point; North 25(26'18" East,
22.40 feet to a point; North 01( 57'35" East, 10.22 feet to a point; North 43(44'42" West, 9.44 feet to a point; North 30(17'38" West, 22.78 feet to a point; North 44( 52' 53" West,
56.18 feet to a point; North 24(54'45" West, 9.00 feet to a point; North 14(56'16" East, 7.78 feet to a point; North 10(50'16" East, 33.87 feet to a point; North 19( 14'38" East,
17.69 feet to a point; North 55(17'45" East, 22.60 feet to a point; North 45(31'27" East, 15.05 feet to a point; North 17(48'05" West, 9.26 feet to a point; North 06(08'58" West, 27.57 feet to a point; North 14(46'37" West, 39.87 feet to a point; and North 12(29'06" West, 22.73 feet to a point; thence leaving said centerline of the creek, run North 51(43'33" East a distance of 347.95 feet to a 5/8" rebar set; thence North 16(22'35" East a distance of 231.62 feet to a 5/8" rebar set on the southern right-of-way line of a proposed road to be known as Brookside Parkway (right-of-way varies); run thence in a generally northeasterly direction along said proposed right-of-way line the following two courses and distances: along the arc of a 540.05-foot radius curve, an arc distance of 341.00 feet to a 5/8" rebar set (said arc being subtended by a chord lying to the north thereof having a bearing of North 85(58'23" East and a chord length of 335.36 feet); and along the arc of a 15.00-foot radius curve, an arc distance of 22.21 feet to a 5/8" rebar set (said arc being subtended by a chord lying to the southwest thereof having a bearing of South 69(41'51" East and a chord length of 20.24 feet), said rebar being located on the western right-of-way line of a proposed road (right-of-way varies); run thence along said right-of-way line the following two courses and distances: South 27(16'45" East a distance of 39.07 feet to a 5/8" rebar set; and along arc of a 350.00-foot radius curve, an arc distance of 205.00 feet to a 5/8" rebar set (said arc being subtended by a chord lying to the northeast thereof having a bearing of South 44(03'31" East and a chord length of 202.08 feet); thence leaving said proposed right-of-way line, run South 30(58'55" West a distance of 354.75 feet to a point; thence South

00(11'10" West a distance of 270.00 feet to a 5/8" rebar set on the south land lot line of Land Lot 50 and the TRUE POINT OF
BEGINNING.

Said parcel contains 9.9727 acres and is shown on, and described according to, that certain Survey for Weeks Realty, Inc. and Chicago Title Insurance Company, dated September 15, 1997, last revised October 9, 1997, prepared by Ruhling and Ruhling Land Surveyors (Vance W. Ruhling, Georgia R.L.S. No. 2134), which certain Survey is incorporated herein by this reference and made a part of this description.